Exhibit 99.1

Rowan Reports Fourth Quarter and Full-Year 2017 Results

HOUSTON, Feb. 28, 2018 /PRNewswire/ -- For the quarter ended December 31, 2017, Rowan Companies plc ("Rowan" or the "Company") (NYSE: RDC) reported net income of $112.0 million, or $0.89 net income per diluted share, compared to a net loss of $24.4 million, or $0.19 net loss per diluted share, in the fourth quarter of 2016. The net income for the current quarter included a $151.7 million (after tax), or $1.18 per diluted share, gain on the sale of assets to ARO Drilling. The net loss for the prior-year quarter included a $33.6 million (after tax), or $0.27 per diluted share, loss on extinguishment of $463.9 million of debt. The 2017 Tax Cuts and Jobs Act in the U.S. did not result in any net impact on our 2017 income tax expense.

ARO Drilling, of which Rowan owns 50%, generated revenue and net income of $48.6 million and $1.7 million, respectively, for the period October 17, 2017 to December 31, 2017. ARO Drilling's financial information is included in this release.

Tom Burke, President and Chief Executive Officer, commented, "We are pleased with our accomplishments in 2017, including the successful launch of ARO Drilling, the execution of fleet high grading and renewal, and our steadfast focus on a solid balance sheet as we managed through another difficult year for the offshore drilling industry. While the market is showing signs of improvement, we remain mindful of the importance of operational integrity and cost focus."

As previously announced on February 1, 2018, Rowan will conduct its earnings conference call on Wednesday, February 28, 2018, at 10:00 a.m. Central Time. Interested parties are invited to listen to the call by telephone or over the Internet. Individuals who wish to participate on the conference call by telephone may dial (833) 241-4252, or internationally (647) 689-4203. The conference ID is 6398869. You should dial-in approximately five to 10 minutes prior to the scheduled start time. Alternatively, to access the online simulcast and rebroadcast of the conference call, please visit Rowan's website at www.rowan.com. You should connect to our website at least 15 minutes prior to the conference call to register, download and install any necessary software.

Rowan is a global provider of contract drilling services with a fleet of 27 mobile offshore drilling units (including two LeTourneau Super 116E jack-up rigs purchased in January 2018), comprised of 23 self-elevating jack-up rigs and four ultra-deepwater drillships. The Company's fleet operates worldwide, including the United States Gulf of Mexico, the United Kingdom and Norwegian sectors of the North Sea, the Middle East, and Trinidad. Additionally, the Company is a partner in a 50/50 joint venture with Saudi Aramco, named ARO Drilling, that owns a fleet of five self-elevating jack-up rigs that are contracted in the Arabian Gulf. Rowan's Class A Ordinary Shares are traded on the New York Stock Exchange under the symbol "RDC." For more information on the Company, please visit www.rowan.com.

Statements herein that are not historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected business, financial and operating performance and prospects of the Company. These forward-looking statements are based on our current expectations and are subject to numerous risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Among the factors that could cause actual results to differ materially include oil and natural gas prices and the impact of the economic climate; changes in the offshore drilling market, including fluctuations in supply and demand; variable levels of drilling activity and expenditures in the energy industry; changes in day rates; ability to secure future drilling contracts; cancellation, early termination or renegotiation by our customers of drilling contracts; customer credit and risk of customer bankruptcy; risks associated with fixed cost drilling operations; unplanned downtime; risks related to our joint venture with Saudi Aramco, including the timing and amount of future distributions from the joint venture or contributions to the joint venture; cost overruns or delays in transportation of drilling units; cost overruns or delays in maintenance, repairs, or other rig projects; operating hazards and equipment failure; risks of collision and damage; casualty losses and limitations on insurance coverage; weather conditions in the Company's operating areas; increasing costs of compliance with regulations; changes in tax laws and interpretations by taxing authorities; hostilities, terrorism, and piracy; impairments; cyber incidents; the outcomes of disputes, including tax disputes and legal proceedings; and other risks disclosed in the Company's filings with the U.S. Securities and Exchange Commission. Each forward-looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward-looking statements, except as required by law.

Non-GAAP Measures
We report our financial results in accordance with generally accepted accounting principles (GAAP) in the United States. However, in our earnings release and during our earnings calls we may reference company information that does not conform to GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. However, these measures should not be viewed as an alternative to or substitute for GAAP measures of performance, and these non-GAAP measures may not be consistent with previously published Company reports on Forms 10-K, 10-Q and 8-K. Non-GAAP measures we may reference have been reconciled to the nearest GAAP measure in the tables entitled Reconciliation of GAAP to Non-GAAP Financial Measures below.

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2017	2016	2017	2016
REVENUE	$296.7	$351.8	$1,282.8	$1,843.2

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	179.9	179.9	684.8	778.2
Depreciation and amortization	99.7	101.7	403.7	402.9
Selling, general and administrative	33.9	25.6	104.9	102.1
Gain on sale of assets to unconsolidated subsidiary	(157.4)	—	(157.4)	—
Loss on disposals of property and equipment	0.1	3.4	9.4	8.7
Material charges and other operating items	—	—	—	32.9
Total costs and expenses	156.2	310.6	1,045.4	1,324.8

Equity in earnings of unconsolidated subsidiary	0.9	—	0.9	—

INCOME FROM OPERATIONS	141.4	41.2	238.3	518.4

OTHER INCOME (EXPENSE):
Interest expense	(38.7)	(38.9)	(155.7)	(155.5)
Interest income	6.5	1.7	15.4	3.8
Gain (loss) on extinguishment of debt	—	(33.6)	1.7	(31.2)
Other - net	0.1	(4.5)	(0.4)	(9.9)
Total other (expense), net	(32.1)	(75.3)	(139.0)	(192.8)

INCOME (LOSS) BEFORE INCOME TAXES	109.3	(34.1)	99.3	325.6
Provision (benefit) for income taxes	(2.7)	(9.7)	26.6	5.0

NET INCOME (LOSS)	$112.0	$(24.4)	$72.7	$320.6

NET INCOME (LOSS) PER SHARE - DILUTED	$0.89	$(0.19)	$0.57	$2.55

WEIGHTED AVERAGE SHARES - BASIC	126.3	125.4	126.1	125.3

WEIGHTED AVERAGE SHARES - DILUTED	128.1	125.4	127.7	126.3

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	December 31, 2017	December 31, 2016
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,332.1	$1,255.5
Receivables - trade and other	212.8	301.3
Prepaid expenses and other current assets	15.5	23.5
Total current assets	1,560.4	1,580.3
Property and equipment - net	6,552.7	7,060.0
Long-term note receivable from unconsolidated subsidiary	270.2	—
Investment in unconsolidated subsidiary	30.9	—
Other assets	44.1	35.3
	$8,458.3	$8,675.6

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Current portion of long-term debt	$—	$126.8
Accounts payable - trade	97.2	94.3
Deferred revenue	1.1	103.9
Accrued liabilities	159.1	158.8
Total current liabilities	257.4	483.8

Long-term debt, less current portion	2,510.3	2,553.4
Other liabilities	293.6	338.8
Deferred income taxes - net	10.9	185.7
Shareholders' equity	5,386.1	5,113.9
	$8,458.3	$8,675.6

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Twelve months ended December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$72.7	$320.6
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	403.7	402.9
Equity in earnings of unconsolidated subsidiary	(0.9)	—
Deferred income taxes	24.7	(37.9)
Provision for pension and other postretirement benefits	12.5	15.0
Share-based compensation expense	29.0	34.6
Gain on sale of assets to unconsolidated subsidiary	(157.4)	—
Loss on disposals of property and equipment	9.4	8.7
Contingent payment derivative	0.1	(6.1)
Asset impairment charges	—	34.3
Other	1.5	3.7
Net changes in current assets and liabilities	103.0	83.8
Other postretirement benefit claims paid	(18.4)	(7.9)
Contributions to pension plans	(29.3)	(22.5)
Deferred revenue	(112.8)	63.7
Net changes in other noncurrent assets and liabilities	(38.0)	12.7
Net cash provided by operating activities	299.8	905.6

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(100.6)	(117.6)
Deposit on purchase of rigs	(7.7)	—
Investment in unconsolidated subsidiary	(30.0)	—
Contributions to unconsolidated subsidiary for note receivable	(357.7)	—
Proceeds from sale of assets to unconsolidated subsidiary	357.7	—
Repayments of note receivable from unconsolidated subsidiary	87.5	—
Proceeds from disposals of property and equipment	3.3	6.2
Net cash used in investing activities	(47.5)	(111.4)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings	—	500.0
Reductions of long-term debt	(170.0)	(511.8)
Debt issue costs	—	(8.7)
Excess tax benefits from share-based compensation	—	2.6
Shares repurchased for tax withholdings on vesting of restricted share units	(5.7)	(5.0)
Net cash used in financing activities	(175.7)	(22.9)

INCREASE IN CASH AND CASH EQUIVALENTS	76.6	771.3
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,255.5	484.2
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,332.1	$1,255.5

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Three months ended December 31,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2017 (1)
Revenue	$96.1	$193.2	$48.6	$7.4	$345.3	$(48.6)	$296.7
Operating expenses:
Direct operating costs (excluding items below)	35.2	144.7	22.2	—	202.1	(22.2)	179.9
Depreciation and amortization	27.5	71.6	12.9	0.6	112.6	(12.9)	99.7
Selling, general and administrative	—	—	6.1	33.9	40.0	(6.1)	33.9
Gain on sale of assets to unconsolidated subsidiary	—	(157.4)	—	—	(157.4)	—	(157.4)
Other operating items - expense (income)	0.1	—	(0.1)	—	—	0.1	0.1
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	0.9	0.9
Income (loss) from operations	$33.3	$134.3	$7.5	$(27.1)	$148.0	$(6.6)	$141.4

(1) ARO commenced operations October 17, 2017.

2016
Revenue	$128.5	$223.3	$—	$—	$351.8	$—	$351.8
Operating expenses:
Direct operating costs (excluding items below)	46.6	133.3	—	—	179.9	—	179.9
Depreciation and amortization	29.0	71.6	—	1.1	101.7	—	101.7
Selling, general and administrative	—	—	—	25.6	25.6	—	25.6
Other operating items - expense (income)	(0.3)	3.6	—	0.1	3.4	—	3.4
Income (loss) from operations	$53.2	$14.8	$—	$(26.8)	$41.2	$—	$41.2

	Year ended December 31,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2017 (1)
Revenue	$467.9	$807.5	$48.6	$7.4	$1,331.4	$(48.6)	$1,282.8
Operating expenses:
Direct operating costs (excluding items below)	151.4	533.4	22.2	—	707.0	(22.2)	684.8
Depreciation and amortization	111.6	289.4	12.9	2.7	416.6	(12.9)	403.7
Selling, general and administrative	—	—	6.1	104.9	111.0	(6.1)	104.9
Gain on sale of assets to unconsolidated subsidiary	—	(157.4)	—	—	(157.4)	—	(157.4)
Other operating items - expense (income)	0.1	9.3	(0.1)	—	9.3	0.1	9.4
Equity in earnings of unconsolidated subsidiary	$—	$—	—	$—	—	0.9	0.9
Income (loss) from operations	$204.8	$132.8	$7.5	$(100.2)	$244.9	$(6.6)	$238.3

(1) ARO commenced operations October 17, 2017.

2016
Revenue	$827.5	$1,015.7	$—	$—	$1,843.2	$—	$1,843.2
Operating expenses:
Direct operating costs (excluding items below)	222.0	556.2	—	—	778.2	—	778.2
Depreciation and amortization	115.0	282.6	—	5.3	402.9	—	402.9
Selling, general and administrative	—	—	—	102.1	102.1	—	102.1
Other operating items - expense	0.1	40.9	—	0.6	41.6	—	41.6
Income (loss) from operations	$490.4	$136.0	$—	$(108.0)	$518.4	$—	$518.4

ARO DRILLING
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions)
(Unaudited)

October 17, 2017 to
December 31, 2017
Revenue	$48.6
Direct operating costs (excluding items below)	22.2
Depreciation and amortization	12.9
Selling, general and administrative	6.1
Gain on disposals of property and equipment	(0.1)
Income from Operations	7.5
Interest expense	(4.2)
Provision for income taxes	1.6
Net Income	$1.7

October 17, 2017 to
December 31, 2017
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION(EBITDA):
GAAP NET INCOME (LOSS)	$1.7
Depreciation and amortization	12.9
Gain on disposals of property and equipment	(0.1)
Interest expense	4.2
Provision for income taxes	1.6
NON-GAAP ADJUSTED EBITDA	$20.3

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING INFORMATION
(Unaudited)

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2017	2017	2016	2017	2016
RIG DAYS (1)
Deepwater:
Revenue-producing (2)	125	184	276	783	1,238
Available	368	368	368	1,460	1,464

Jack-up:
Revenue-producing (3)	1,448	1,646	1,389	6,144	5,999
Available (3)	1,883	2,115	2,208	8,162	8,784

Total:
Revenue-producing (2) (3)	1,573	1,830	1,665	6,927	7,237
Available (3)	2,251	2,483	2,576	9,622	10,248

UTILIZATION (1)
Deepwater (2)	34%	50%	75%	54%	85%
Jack-up (3)	77%	78%	63%	75%	68%
Total (2) (3)	70%	74%	65%	72%	71%

AVERAGE DAY RATES (4) (in thousands)
Deepwater (2) (5)	$767.1	$476.6	$464.5	$594.8	$550.7
Jack-up (3)	$123.3	$122.1	$156.6	$127.7	$165.8
Total (2) (3) (5)	$174.5	$157.7	$207.6	$180.5	$231.7

REBILLABLES (6) (in millions)
Deepwater	$0.2	$0.8	$0.2	$2.2	$2.8
Jack-up (3) (7)	13.8	1.9	5.3	21.2	18.1
Total (3)	$14.0	$2.7	$5.5	$23.4	$20.9
_____________________________
(1) Available rig days and utilization exclude cold-stacked days.

(2) Revenue-producing days for the three months ended September 30, 2017 and the three and twelve months ended December 31, 2017 includes 92 days, 33 days and 125 days, respectively, for the Deepwater drillship Rowan Reliance during which it was not operating. The drillship did not operate in the third and fourth quarter of 2017, but was available for Cobalt through November 2, 2017 per the 2016 contract amendment. Revenue of $29 million, $41 million and $70 million, was recognized during the three months ended September 30, 2017 and the three and twelve months ended December 31, 2017, respectively.

(3) All revenue and performance metrics exclude the results from rigs owned by ARO beginning on October 17, 2017, the date such rigs were sold to ARO.
(4) Average day rates exclude other revenue, which is primarily revenue received for contract reimbursable costs.
(5) Average day rate for the twelve months ended December 31, 2016 includes operating days for the drillship Rowan Relentless up to the contract termination which was 143 days.
(6) Rebillable operating costs equally offset with rebillable revenue.
(7) Includes secondment revenue from ARO.

ROWAN COMPANIES PLC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share amounts)
(Unaudited)

	Three months ended December 31, 2017				Three months ended December 31, 2016
	Pretax	Tax	Net	Diluted EPS*	Pretax	Tax	Net	Diluted EPS*
GAAP NET INCOME (LOSS)	$109.3	$2.7	$112.0	$0.89	$(34.1)	$9.7	$(24.4)	$(0.19)
Gain on sale of assets to unconsolidated subsidiary	(157.4)	5.7	(151.7)	(1.18)	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	33.6	—	33.6	0.27
NON-GAAP NET INCOME (LOSS)	$(48.1)	$8.4	$(39.7)	$(0.31)	$(0.5)	$9.7	$9.2	$0.08

	Twelve months ended December 31, 2017				Twelve months ended December 31, 2016
	Pretax	Tax	Net	Diluted EPS*	Pretax	Tax	Net	Diluted EPS*
GAAP NET INCOME	$99.3	$(26.6)	$72.7	$0.57	$325.6	$(5.0)	$320.6	$2.55
Gain on sale of assets to unconsolidated subsidiary	(157.4)	5.7	(151.7)	(1.19)	—	—	—	—
(Gain) loss on extinguishment of debt	(1.7)	—	(1.7)	(0.01)	31.2	—	31.2	0.25
Non-cash asset impairment charges	—	—	—	—	34.3	—	34.3	0.27
Litigation-related credit	—	—	—	—	(1.4)	—	(1.4)	(0.01)
Customer contract termination settlement	—	—	—	—	(120.0)	—	(120.0)	(0.95)
NON-GAAP NET INCOME (LOSS)	$(59.8)	$(20.9)	$(80.7)	$(0.64)	$269.7	$(5.0)	$264.7	$2.11
* Per share amounts may not sum due to rounding.

	Three months ended		Twelve months ended
	December 31,		December 31,
	2017	2016	2017	2016
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET INCOME (LOSS)	$112.0	$(24.4)	$72.7	$320.6
Depreciation and amortization	99.7	101.7	403.7	402.9
Equity in earnings of unconsolidated subsidiary	(0.9)	—	(0.9)	—
Interest (income) expense and other, net	32.1	41.7	140.7	161.6
Income tax expense (benefit)	(2.7)	(9.7)	26.6	5.0
(Gain) loss on extinguishment of debt	—	33.6	(1.7)	31.2
Non-cash asset impairment charges	—	—	—	34.3
Litigation-related credit	—	—	—	(1.4)
Gain on sale of assets to unconsolidated subsidiary	(157.4)	—	(157.4)	—
(Gain) loss on disposals of property and equipment	0.1	3.4	9.4	8.7
Customer contract termination settlement	—	—	—	(120.0)
NON-GAAP ADJUSTED EBITDA	$82.9	$146.3	$493.1	$842.9

CONTACT: Carrie Prati, Director, Investor Relations, carrie.prati@rowancompanies.com, +1 713 960 7581